Project Arrow
DRAFT
CONFIDENTIAL
PRELIMINARY | SUBJECT TO FURTHER REVIEW AND EVALUATION
THESE MATERIALS MAY NOT BE USED OR RELIED UPON FOR ANY PURPOSE OTHER THAN AS SPECIFICALLY CONTEMPLATED BY A
WRITTEN AGREEMENT WITH CREDIT SUISSE.
Presentation to the Special Committee
July 17, 2006

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Table of Contents
1. Introduction
2. Updated Preliminary Financial Analysis
3. Review of Selected Alternatives
A. Share Repurchase
B. Leveraged Buyout
Appendix
A. Supplemental LBO Materials
B. Supplemental Materials

3 CONFIDENTIAL | PRELIMINARY ANALYSIS 1. Introduction

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Since the Special Committee’s last meeting, the Consortium has offered a revised proposal
$32.75 per share (a 2.3% increase vs. prior proposal and a 16.5% premium over the pre-
proposal price)
Key provisions include (i) absence of a “Majority of the Unaffiliated Stockholders” vote condition and (ii) an ability for Mr. Neubauer to vote his shares
The Consortium also cited a willingness to consider some form of “go shop” provision depending on the level of market check performed to date
In addition, Arrow management has notified CS of several issues that have resulted in a downward revision to the 2006 financial projections
In aggregate, the downward revisions are expected to result in a per share impact of $0.17 in
Q3 2006, including a non-cash charge of $0.12 per share
CS has updated its analysis to reflect the revised projections as noted in the following table
The enclosed preliminary analysis is intended to update the Special Committee on the analysis reviewed to date in light of the revised projections
Introduction
Note: CS estimates based on management guidance.
($ in millions)
  Projected EBITDA – Management Case
  Variance
May 25 Today $ %
2006
$954 $940 ($14) (1.5%)
2007
1,025 1,017 (8) (0.7%)
2008 1,097 1,094 (3) (0.3%)

5 CONFIDENTIAL | PRELIMINARY ANALYSIS 2. Updated Preliminary Financial Analysis

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Financial Summary – Management Case
Arrow management provided the financial forecast detailed above to CS on May 25 and an update on July 6, 2006.
($ in millions)
Historical Projected CAGR
FYE 9/30, 2001 2002 2003 2004 2005 2006E 2007E 2008E 2009E 2010E 2011E '01A–'05A'05A–'11E
Total Revenue $7,359 $8,264 $9,448 $10,192 $10,963 $11,599 $12,222 $12,904 $13,624 $14,378 $15,162 10.5% 5.6%
% Growth 7.7% 12.3% 14.3% 7.9% 7.6% 5.8% 5.4% 5.6% 5.6% 5.5% 5.5%
% Organic Growth 5.1% 1.7% 2.6% 5.7% 4.0% 5.8% 5.4% 5.6% 5.6% 5.5% 5.5% 3.5% 5.6%
Avg. Margins
Total EBITDA $630 $710 $809 $833 $900 $940 $1,017 $1,094 $1,165 $1,242 $1,313 9.4% 6.5% '01A–'05A '05A–'11E
% Margin 8.6% 8.6% 8.6% 8.2% 8.2% 8.1% 8.3% 8.5% 8.5% 8.6% 8.7%
8.4% 8.4%
Diluted EPS (1)
$1.00 $1.25 $1.34 $1.36 $1.53 $1.55 $1.78 $2.06 $2.35 $2.63 $2.94 9.1% 13.7%
% Growth 15.1% 24.8% 7.2% 1.5% 12.5% 1.2% 14.7% 16.0% 14.1% 11.9% 11.8%
Total Capex
(2)
$204 $223 $303 $330 $295 $316 $341 $351 $436 $409 $416 9.6% 5.9%
% of Revenue 2.8% 2.7% 3.2% 3.2% 2.7% 2.7% 2.8% 2.7% 3.2% 2.8% 2.7%
Source: Management  estimates provided to CS on May 25 and June 6,  2006.
(1) EPS reflects downward revision per management guidance.
(2) Excludes $20 million  of  annual capex for acquisitions during the projected period, includes Seamless Web earnout.

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Preliminary Selected Companies Analysis
Dividend
Yield Ratio
0.9% 16.7%
0.9% 16.7%
1.0% 16.7%
2.1% 39.1%
11.6% NA
4.0% 65.7%
1.3% 41.7%
2.0% 68.6%
4.2% 53.8%
2.1% 53.7%
1.0% 18.0%
0.2% 3.6%
0.5% 7.1%
3.8% 57.1%
4.8% 41.4%
2.1% 25.4%
1.0% 18.0%
3.1% 38.0%
2.0% 41.4%
($ in millions, except per share values)
Share Share
2007E (1)
I/B/E/S LT
Tot. Debt /
Price as of Price as of Equity Enterprise EV / EBITDA EV / EBIT P/E Revenue EBITDA Growth LTM
Company Last Meeting 7/14/06 % Change Value Value LTM 2006E 2007E 2006E 2007E 2006E 2007E Growth Margin Rate (2) EBITDA
Arrow (Current) $32.92 $32.57 (1.1%) $5,945 $7,997 8.6x 8.4x 7.8x 13.0x 11.6x 20.2x 17.8x 7.3% 8.2% 11.9% 2.3x
Arrow (Offer) 32.00 32.75 2.3% 5,979 8,031 8.6x 8.5x 7.8x 13.1x 11.7x 20.3x 17.9x 7.3% 8.2% 11.9% 2.3x
Arrow (Pre-Offer) 28.11 28.11 – 5,066 7,118 7.6x 7.5x 6.9x 11.6x 10.3x 17.1x 15.2x 7.3% 8.2% 11.9% 2.3x
Food and Support Services
Autogrill $14.83 $14.58 (1.7%) $3,709 $4,952 8.1x 7.7x 7.2x 12.2x 11.1x 20.0x 17.7x 4.8% 13.6% 10.0% 2.0x
Centerplate
(3) 13.30 13.50 1.5% 304 485 9.1x 8.9x 8.8x 18.6x 18.1x NM NM 2.6% 8.1% 3.0% 4.0x
Compass 4.66 4.53 (2.7%) 9,769 11,996 8.8x 8.8x 8.3x 12.9x 12.2x 21.9x 16.3x 4.6% 6.7% 7.0% 2.0x
Elior
(4) 13.74 13.74 – 1,815 2,348 8.3x 7.9x 7.4x 11.0x 10.2x 15.1x 13.5x 5.4% 8.3% NA 2.3x
Sodexho 45.70 48.01 5.1% 7,714 9,117 9.5x 9.3x 8.6x 12.7x 11.6x 20.2x 17.4x 5.2% 6.4% 5.0% 2.5x
Mean 8.8x 8.5x 8.1x 13.5x 12.6x 19.3x 16.2x 4.5% 8.6% 6.3% 2.6x
Median 8.8x 8.8x 8.3x 12.7x 11.6x 20.1x 16.8x 4.8% 8.1% 6.0% 2.3x
Uniform and Career Apparel
United States
Cintas $39.71 $36.68 (7.6%) $6,179 $6,736 9.5x 9.3x 8.5x 12.0x 10.8x 18.2x 16.4x 12.0% 20.0% 14.3% 1.1x
G&K Services 34.98 32.70 (6.5%) 697 905 7.6x 7.6x 6.9x 11.8x 10.3x 16.2x 14.3x 6.5% 13.8% 13.2% 1.9x
Unifirst 31.60 31.95 1.1% 616 813 7.2x 6.8x 6.2x 11.1x 9.8x 15.7x 13.0x 8.5% 14.6% 14.0% 1.8x
International
Davis Service Group $8.30 $8.37 0.8% $1,428 $1,824 4.6x 4.6x 4.5x 11.1x 10.6x 13.3x 12.5x 2.8% 32.4% 7.0% 1.5x
Rentokil 2.78 2.80 0.7% 5,074 6,665 7.1x 7.7x 7.4x 12.5x 11.9x 14.9x 13.4x 7.5% 22.0% NA 2.3x
Mean 7.2x 7.2x 6.7x 11.7x 10.7x 15.7x 13.9x 7.5% 20.6% 12.1% 1.7x
Median 7.2x 7.6x 6.9x 11.8x 10.6x 15.7x 13.4x 7.5% 20.0% 13.6% 1.8x
Overall Mean 8.0x 7.9x 7.4x 12.6x 11.6x 17.3x 14.9x 6.0% 14.6% 9.2% 2.2x
Overall Median 8.2x 7.8x 7.4x 12.1x 11.0x 16.2x 14.3x 5.3% 13.7% 8.5% 2.0x
Source: I/B/E/S, Investext equity research and Company filings.
(1) 2007E combined FSS revenue growth and EBITDA margin of 5.4% and 7.6%, respectively; 2007E AUCA revenue growth and EBITDA margin are 5.1% and 12.7%, respectively; corporate expense allocated based on EBITDA contribution.
(2) Based on I/B/E/S 5-year long-term growth rates.
(3) Centerplate trades as an Income Deposit Security.
(4) As ofJanuary 11, 2006, the day before Robert Zolade announced he was reviewingthepossibility ofopening his share capital to new investors. Acash tender was launchedon March 27, 2006.
Note: Multiplesbased onfinancialestimatescalendarized to Arrow's fiscal year end of 9/30.
Research reports for foreign peers do not explicitly breakout amortization expense during the forecast period.  As a result, EBIT and earnings metrics may not be directly comparable with U.S. peers.

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Historical Trading Multiples
Forward P/E
Enterprise Value / LTM Trailing EBITDA
12.0x
16.0x
20.0x
24.0x
28.0x
1/31/02 8/13/02 2/25/03 9/5/03 3/18/04 9/29/04 4/12/05 10/20/05
CS Approach Consortium Approach
CS Consortium
Mean: 17.5x 16.9x
Median: 17.0x 16.3x
Max: 25.1x 22.6x
Min: 14.4x 13.7x
4/28/06: 16.7x 15.8x
Note: CS Approach based on estimated earnings for next four unreported quarters as of each respective date.
Consortium Approach based on calendarized estimated earnings for next twelve months as of each respective date using fiscal year projections.
One and two year median multiples using the CS Approach are 16.4x and 16.7x, respectively, as compared with the Consortium Approach of 15.8x and 16.0x, respectively
.
6.0x
7.0x
8.0x
9.0x
10.0x
11.0x
1/31/02 8/13/02 2/25/03 9/5/03 3/18/04 9/29/04 4/12/05 10/20/05
Mean: 8.2x
Median: 8.1x
Max: 10.7x
Min: 6.9x
4/28/06: 7.6x
Minimum
6.9x
10/25/04
Note: One and two year median multiples are 7.6x and 7.7x, respectively. Source: FactSet Research Systems.

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Preliminary Selected Companies Analysis
($ in millions, except per share values)
Arrow Multiple Range Implied Enterprise Value
Performance Low – High Low – High
Food and Support Services
FY 2006E EBITDA $783 7.5x – 9.0x $5,871 – $7,045
FY 2007E EBITDA 849 7.0x – 8.5x 5,944 – 7,217
FY 2006E EBIT 529 11.0x – 13.0x 5,819 – 6,877
FY 2007E EBIT 567 10.0x – 12.0x 5,669 – 6,803
Segment Reference Range $5,800 – $6,900
Uniform and Career Apparel
FY 2006E EBITDA $218 7.0x – 9.5x $1,523 – $2,067
FY 2007E EBITDA 231 6.5x – 8.5x 1,505 – 1,968
FY 2006E EBIT 148 11.0x – 12.0x 1,625 – 1,773
FY 2007E EBIT 154 10.0x – 11.0x 1,537 – 1,691
Segment Reference Range $1,550 – $1,900
Subtotal $7,350 – $8,800
Unallocated Corporate Expense
(1)
($60) 7.4x – 9.1x (446) – (550)
Implied Enterprise Value Range $6,904 – $8,250
(–) Enterprise Value Adjustments
(2)
(2,031) – (2,049)
Implied Equity Value Reference Range $4,872 – $6,202
–
Diluted Shares Outstanding 183.8 – 183.8
Implied Equity Value per Share Reference Range $27 – $34
Enterprise Value /
LTM 3/31/06 EBITDA 7.4x – 8.9x
FY 2006E EBITDA 7.3x – 8.8x
FY 2007E EBITDA 6.8x – 8.1x
Source: Management estimates provided to CS on May 25 and June 6, 2006 and public filings.
(1) Includes total unallocated corporate expenses multiplied by a segment weighted FY 2006E EBITDA multiple.
(2) Adjustments include proceeds from options exercised and SURP liability which vary with share price.

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Preliminary Selected Acquisitions Analysis
Implies a
2006E forward
EBITDA
multiple of 9.5x
($ in millions)
CLOSING
ENTERPRISE
ENTERPRISE VALUE / LTM EBITDA
DATE
ACQUIROR TARGET VALUE
SALES EBITDA
EBIT
(1)
MARGIN
Food and Support Services
Pending Holding Bercy Investissement
(2)
Elior $3,055 0.8x 10.1x 14.2x 8.2%
Jun-06 EQT / Macquarie Bank Compass Group's SSP Unit 3,172 1.0x 10.9x 16.0x 9.3%
Jan-06 Compass Group Levy Restaurants 490 0.9x NA NA NA
Jul-05 EQT and Goldman Sachs ISS A/S 4,774 0.7x 10.2x 13.0x 7.2%
Jun-04 Charterhouse Capital Partners Autobar Ltd. 967 0.7x NA NA NA
Dec-02 ARAMARK Fine Host 102 0.3x NA NA NA
Mar-02 Compass Group Bon Appetit 156 0.6x NA NA NA
Jan-02 Compass Group Seiyo Food Systems 541 0.9x NA NA NA
Nov-01 ARAMARK ServiceMaster 791 0.4x 8.9x 11.4x 4.7%
Aug-01 Compass Group Crothall Services Group 170 0.5x NA 9.7x NA
Jul-01 Sodexho Alliance SA Sogeres and Wood Dining Services 444 0.7x NA NA NA
Jun-01 Sodexho Alliance SA Sodexho Marriott Services 2,984 0.6x 10.1x 14.3x 6.1%
Jun-01 LSG Lufthansa AG Sky Chefs Inc. 2,468 1.3x NA 22.8x NA
May-01 Compass Group Selecta 735 1.6x 8.6x 15.1x 18.3%
Apr-01 Compass Group Morrison Management Specialists 634 1.2x 17.5x 21.2x 7.1%
Dec-00 Autogrill Passaggio Holding AG 153 1.0x 12.7x NA 7.8%
Jul-00 Granada Compass 9,808 1.3x 17.8x 24.2x 7.1%
Sep-99 Autogrill Host Marriott Services 946 0.7x 7.1x 13.8x 9.3%
Jul-99 SAir Group Dobbs International Services 780 0.9x NA 10.9x NA
Jul-97 Compass Daka 183 0.5x 10.2x NA 4.5%
Feb-97 Investcorp Welcome Break 762 1.4x NA 14.8x NA
Median 0.8x 10.2x 14.5x 7.2%
Sep-03 Unifirst Textilease $178 1.9x 18.7x 27.4x 10.0%
Jun-03 California Investment Fund National Services Industries 104 0.2x 7.3x NM 2.8%
Jul-02 Paribas Affaires Industrielles Elis Group 1,516 1.9x NA NA NA
Jun-02 Davis Service Group Sophus Berendsen 669 1.3x NA 14.1x NA
May-02 Cintas Omni Services 657 2.0x 11.6x 18.4x 17.5%
Mar-99 Cintas Unitog 446 1.6x 10.1x 17.7x 15.7%
Apr-98 Cintas Uniforms To You 169 1.1x NA 9.9x NA
Jul-97 G&K Services 29 NLS Facilities 287 1.4x NA NA NA
Median 1.5x 10.8x 17.7x 12.9%
Overall Median 0.9x 10.2x 14.8x 7.5%
Source: Company filings, press releases, SDC, Capital IQ.  Excludes non-recurring items.
(1) Excludes goodwill amortization where applicable.
(2)
Uniform and Career Apparel
(2) Holding Bercy Investissement (HBI) is controlled by Robert Zolade (Elior's founder and president), Charterhouse and Chequers Capital.
As ofJuly 3,2006, HBI held 92.5% of Elior's outstanding shares and94.9% of Oceanes (convertibledebt)as a result of ongoingtender offers.

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Preliminary Selected Acquisitions Analysis (cont’d)
($ in millions, except per share values)
Arrow Multiple Range Implied Enterprise Value
Performance Low – High Low – High
Food and Support Services
LTM 3/31/06 EBITDA $763 9.0x – 10.5x $6,863 – $8,006
LTM 3/31/06 EBIT 512 13.0x – 15.0x 6,661 – 7,686
Segment Reference Range $6,700 – $7,750
Uniform and Career Apparel
LTM 3/31/06 EBITDA $216 9.0x – 11.5x $1,948 – $2,489
LTM 3/31/06 EBIT 139 15.0x – 18.0x 2,078 – 2,493
Segment Reference Range $2,000 – $2,500
Subtotal $8,700 – $10,250
Unallocated Corporate Expense
(1)
($38) 9.0x – 10.7x ($345) – ($411)
Implied Enterprise Value Range $8,355 – $9,839
(–) Enterprise Value Adjustments
(2)
(1,865) – (1,884)
Implied Equity Value Reference Range $6,490 – $7,955
–
Fully Diluted Shares Outstanding 192.4 – 192.4
Implied Equity Value per Share Reference Range $34 – $41
Enterprise Value /
LTM 3/31/06 EBITDA 8.8x – 10.3x
FY 2006E EBITDA 8.7x – 10.2x
FY 2007E EBITDA 8.1x – 9.5x
LTM 3/31/06 EBIT 13.4x – 15.7x
FY 2006E EBIT 13.1x – 15.4x
FY 2007E EBIT 12.5x – 14.7x
Source: Management estimates provided to CS on May 25 and June 6, 2006.
(1) Includes unallocated cash corporate expenses multiplied by a segment weighted FY 2006E EBITDA multiple.
(2) Adjustments include proceeds from options exercised and SURP liability which vary with share price.

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Discount Terminal LTM EBITDA Multiple
Rate 6.9x 7.5x 8.5x 9.5x
8.5%
2.1% 2.6% 3.3% 3.8%
9.5%
3.1% 3.6% 4.2% 4.8%
10.5%
4.0% 4.5% 5.2% 5.7%
Implied Share Price
Source: Management estimates provided to CS on May 26 and July 6, 2006 and adjusted for AUCA Direct Marketing per management  guidance, resulting in a $7mm and $3mm decrease in EBITDA for ‘07 and ‘08.
Note: Consolidated financials include corporate overhead.
(1) Includes Seamless Web earnout.
(2) Includes other corporate adjustments.
Consolidated Preliminary DCF Analysis –
Management Case
Arrow est.
5 yr. Low
(Oct. 2004)
Arrow
April 28
7.6x
Arrow
est. 5 yr.
Average
8.2x
Compass
8.9x
Sodexho
9.7x
Implied Perpetuity Growth Rate
(1)
(1) Reflects nominal growth.
Discount Terminal LTM EBITDA Multiple
Rate 6.9x 7.5x 8.5x 9.5x
8.5%
$31.48 $34.17 $38.65 $43.13
9.5%
$29.83 $32.40 $36.68 $40.96
10.5%
$28.27 $30.73 $34.81 $38.90
($ in millions)
Projected '05A-'11E
FYE 9/30, 2005A 2006E 2007E 2008E 2009E 2010E 2011E CAGR
Sales $10,963.4 $11,599.3 $12,222.1 $12,904.1 $13,624.5 $14,377.5 $15,162.1 5.6%
% growth – 5.8% 5.4% 5.6% 5.6% 5.5% 5.5%
EBITDA $900.3 $940.0 $1,017.4 $1,093.8 $1,164.8 $1,241.9 $1,312.9 6.5%
% margin 8.2% 8.1% 8.3% 8.5% 8.5% 8.6% 8.7%
Unlevered Net Income $363.3 $385.2 $410.9 $449.3 $487.7 $523.1 $562.4 7.6%
% Margin 3.3% 3.3% 3.4% 3.5% 3.6% 3.6% 3.7%
Depreciation & Amortization $319.0 $323.6 $360.0 $375.0 $384.5 $404.9 $413.1
% of sales 2.9% 2.8% 2.9% 2.9% 2.8% 2.8% 2.7%
Capital Expenditures
(1)
($294.9) ($316.3) ($340.5) ($351.4) ($435.9) ($408.7) ($416.3)
% of sales (2.7%) (2.7%) (2.8%) (2.7%) (2.7%) (2.7%) (2.7%)
(Incr.)/Decr. in Working Capital ($46.1) ($23.2) ($13.0) ($13.8) ($13.6) ($13.9) ($14.3)
% of sales (0.4%) (0.2%) (0.1%) (0.1%) (0.1%) (0.1%) (0.1%)
Other Adjustments ($2.4) ($12.6) $11.8 $14.0 $15.4 $16.8 $18.3
Unlevered FCF
(2)
$338.9 $356.8 $429.1 $473.1 $438.2 $522.3 $563.2 8.8%

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Consolidated Preliminary DCF Analysis –
Acquisition Sensitivities
Implied Share Price Implied Perpetuity Growth Rate
(1)
Discount Terminal LTM EBITDA Multiple
Rate 6.9x 7.5x 8.5x 9.5x
8.5%
$32.41 $35.14 $39.71 $44.27
9.5%
$30.73 $33.34 $37.70 $42.06
10.5%
$29.13 $31.63 $35.80 $39.96
Discount Terminal LTM EBITDA Multiple
Rate 6.9x 7.5x 8.5x 9.5x
8.5%
2.1% 2.5% 3.2% 3.7%
9.5%
3.0% 3.5% 4.2% 4.7%
10.5%
3.9% 4.4% 5.1% 5.7%
Implied Share Price Implied Perpetuity Growth Rate
(1)
Discount Terminal LTM EBITDA Multiple
Rate 6.9x 7.5x 8.5x 9.5x
8.5%
$31.41 $34.10 $38.58 $43.05
9.5%
$29.76 $32.33 $36.61 $40.89
10.5%
$28.20 $30.66 $34.75 $38.83
Discount Terminal LTM EBITDA Multiple
Rate 6.9x 7.5x 8.5x 9.5x
8.5%
2.3% 2.8% 3.4% 3.9%
9.5%
3.3% 3.7% 4.4% 4.9%
10.5%
4.2% 4.7% 5.3% 5.9%
Assumes $20mm of acquisition spending with no EBITDA contribution
Assumes $150mm of acquisition spending with contribution as outlined by management
(1) Reflects nominal growth.
(1) Reflects nominal growth.

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Acquisition Matrix
($ in millions, except per share figures)
Pre-Bid
(1)
Offer Current Acquisition Price per Share
$28.11 $32.75 $32.57 $33.00 $34.00 $35.00 $36.00 $37.00 $38.00
Premium to Current (07/14/06) (13.7%) 0.6% – 1.3% 4.4% 7.5% 10.5% 13.6% 16.7%
Premium to Pre-Announcement (04/28/06) – 16.5% 15.9% 17.4% 21.0% 24.5% 28.1% 31.6% 35.2%
Fully-Diluted Shares Outstanding 183.8 192.4 192.4 192.4 192.4 192.4 192.4 192.4 192.4
Equity Value $5,167 $6,302 $6,267 $6,350 $6,542 $6,735 $6,927 $7,120 $7,312
Enterprise Value Adjustments 1,957 1,862 1,862 1,863 1,866 1,868 1,871 1,873 1,876
Enterprise Value $7,124 $8,164 $8,129 $8,213 $8,408 $8,603 $8,798 $8,993 $9,188
PF Buyer Adjustments
(+) Estimated Option Premium Tax Shield $7 $29 $29 $30 $33 $35 $38 $41 $44
(–) Debt Prepayments  (9) (9) (9) (9) (9) (9) (9) (9) (9)
PF Buyer Enterprise Value $7,122 $8,185 $8,149 $8,234 $8,432 $8,629 $8,827 $9,025 $9,223
Enterprise Value /
LTM EBITDA (3/31/06) $954 7.6x 8.6x 8.5x 8.6x 8.8x 9.0x 9.2x 9.4x 9.6x
FY2006E EBITDA 962 7.6 8.5 8.5 8.5 8.7 8.9 9.1 9.3 9.6
FY2007E EBITDA 1,034 7.0 7.9 7.9 7.9 8.1 8.3 8.5 8.7 8.9
LTM EBIT (3/31/06) $626 11.8x 13.0x 13.0x 13.1x 13.4x 13.7x 14.1x 14.4x 14.7x
FY2006E EBIT 638 11.6 12.8 12.7 12.9 13.2 13.5 13.8 14.1 14.4
FY2007E EBIT 674 10.8 12.1 12.1 12.2 12.5 12.8 13.0 13.3 13.6
Equity Value /
LTM Net Income (3/31/06) $328 15.7x 19.2x 19.1x 19.3x 19.9x 20.5x 21.1x 21.7x 22.3x
FY2006E Net Income 312 16.5 20.2 20.1 20.3 20.9 21.6 22.2 22.8 23.4
FY2007E Net Income 338 15.3 18.6 18.5 18.8 19.3 19.9 20.5 21.0 21.6
Source: Management estimates provided to CS on May 25 and July 6, 2006 and public filings.
Note: LTM, FY2006E and FY2007E EBITDA, EBIT and net income exclude non-cash FAS 123 and RSU corporate expenses of $22.0mm, $22.0mm and $17.0mm, respectively, (per management estimates).
(1) Assumes exercisable options in the calculations of fully diluted shares outstanding and the enterprise value adjustment; assumes debt as of 3/31/06.

15 CONFIDENTIAL | PRELIMINARY ANALYSIS 3. Review of Selected Alternatives

16 CONFIDENTIAL | PRELIMINARY ANALYSIS A. Share Repurchase

CONFIDENTIAL | PRELIMINARY ANALYSIS
D
R
A
F
T
CS believes Arrow may be able to perform a stock repurchase via a debt issuance, increasing leverage to 2.5x - 4.5x EBITDA.
CS believes Arrow may be able to increase leverage to approximately 2.5x EBITDA while maintaining its investment grade rating
CS believes leverage of 4.5x EBITDA could be achieved in the current market without the market viewing Arrow as “over-levered”
Analysis of Share Repurchase
Recapitalization /
Repurchase
($ in millions, except per share data)
Repurchase Price per Share
$32.00 $32.00 $32.00
% Premium 13.8% 13.8% 13.8%
Pro Forma LTM Credit Statistics Status Quo
(1)
Debt / EBITDA 2.0x 2.5x 3.5x 4.5x
Transaction Overview
New Debt Issued
$563 $1,525 $2,487
Shares Repurchased (MM)  17.2 46.5 75.8
% of Basic Shares Outstanding 9.5% 25.8% 42.1%
Financing Rate
(2)
7.62% 7.80% 7.88%
Assumed FY07E P/E Multiple 16.7x 16.1x 15.5x
Implied 2007E EBITDA Multiple 7.6x 7.6x 7.6x
Effective Value Per Average Share
Average Value Received in Repurchase
$3.05 $8.26 $13.48
Residual Value of Arrow Equity 27.52 22.11 16.97
Total Effective Value per Share $30.57 $30.37 $30.45
% Premium to Pre-Offer Price 8.7% 8.0% 8.3%
Note: Analysis based on management estimates provided to CS on May 25 and July 6, 2006, Arrow pre-offer stock price of $28.11 and 180 million basic shares outstanding.
(1) Assumes debt balance at the end of FY2006 of $1,842.0 million and leverage multiple based on 6/30/06E LTM adjusted EBITDA of $962.1 million (per management estimates).
(2) Assumes financing rates of L + 2.00% on new bank debt and 8.00% on new senior unsecured notes; assumes financing fees of 2.5%.

CONFIDENTIAL | PRELIMINARY ANALYSIS
D
R
A
F
T
Several factors may influence Arrow’s stock price in the event of a major repurchase in lieu of a transaction:
Mr. Neubauer’s participation (e.g., potential for increased “overhang” if he does not participate)
Assumption on pro forma trading multiple
Impact of leverage
Impact on rotation into / out of stock
Execution risk in plan
Impact on stock price of repurchase in lieu of transaction
Ratings
Analysis of Share Repurchase (cont’d)
Recapitalization /
Repurchase
Pro Forma Ownership @ 2.5x Leverage
(shares in millions)
Current
Participates
Pro Rata
Does Not
Participate
Joseph Neubauer
A Shares 23.8 21.5 23.8
B Shares 0.0 0.0 0.0
Total Shares 23.8 21.5 23.8
Economic Interest 13.3% 13.3% 14.7%
Voting Interest 33.7% 33.7% 36.3%
Public Float 67.2% 67.2% 66.1%
Note: Assumes shares repurchased at $32.00 per share.
Pro Forma Ownership @ 3.5x Leverage
(shares in millions)
Current
Participates
Pro Rata
Does Not
Participate
Joseph Neubauer
A Shares 23.8 17.6 23.8
B Shares 0.0 0.0 0.0
Total Shares 23.8 17.7 23.8
Economic Interest 13.3% 13.3% 17.9%
Voting Interest 33.7% 33.7% 42.0%
Public Float 67.2% 67.2% 63.6%
Note: Assumes shares repurchased at $32.00 per share.
Pro Forma Ownership @ 4.5x Leverage
(shares in millions)
Current
Participates
Pro Rata
Does Not
Participate
Joseph Neubauer
A Shares 23.8 13.8 23.8
B Shares 0.0 0.0 0.0
Total Shares 23.8 13.8 23.8
Economic Interest 13.3% 13.3% 22.9%
Voting Interest 33.7% 33.7% 49.7%
Public Float 67.2% 67.2% 59.7%
Note: Assumes shares repurchased at $32.00 per share.

CONFIDENTIAL | PRELIMINARY ANALYSIS
D
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A
F
T
Analysis of Share Repurchase (cont’d)
Recapitalization /
Repurchase
Projected Share Price and Value per Share at Total Leverage of 3.5x EBITDA
Note: These calculations are based upon management estimates of EPS growth rates and current public market trading multiples.  These calculations do not purport to reflect the value of these securities or the prices at which securities actually may be sold.  Calculations based upon estimates of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by these calculations.
Note: Analysis assumes repurchase price of $32 per share.
(1) Implied price per share discounted to present value at cost of equity of 11.0%.
($ in millions)
LTM Projected Fiscal Year Ending September 30,
09/30/06 2007 2008 2009
Revenues $11,599 $12,222 $12,904 $13,624
% Growth -- 5.4% 5.6% 5.6%
Adjusted Net Income $215 $250 $292 $331
Adjusted EPS $1.59 $1.85 $2.15 $2.44
Assumed Forward P/E Multiple 16.1x 16.1x 16.1x 16.1x
FV Implied Price per Share $29.80 $34.63 $39.27 $43.60
Effective Present Value per Share
(1)
Average Value Received in Repurchase $8.26 $8.26 $8.26 $8.26
Residual Value of Arrow Equity 22.11 23.14 23.64 23.64
Effective Present Value per Share $30.37 $31.41 $31.91 $31.91

CONFIDENTIAL | PRELIMINARY ANALYSIS
D
R
A
F
T
Share Repurchase Sensitivities
Recapitalization /
Repurchase
@ 2.5x Total Leverage @ 3.5x Total Leverage @ 4.5x Total Leverage
Note: Multiples represent the implied forward EBITDA multiple.
Share prices discounted at 11% cost of equity.
For each 1% variation in the cost of equity, PV of share prices is impacted by $0.55 – $0.60.
Effective PV Value Per Share Sensitivity
Note: These calculations are based upon management estimates of EPS growth rates and current public market trading multiples.  These calculations do not purport to reflect the value of these securities or the prices at which securities actually may be sold.  Calculations based upon estimates of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by these calculations.
P/E Ratio
14.6x 15.5x
09/30/06 $29.49 $30.45
7.4x 7.6x
09/30/08 $31.29 $32.37
7.5x 7.7x
P/E Ratio
15.2x 16.1x
09/30/06 $29.16 $30.37
7.3x 7.6x
09/30/08 $30.61 $31.91
7.5x 7.8x
P/E Ratio
15.8x 16.7x
09/30/06 $29.11 $30.57
7.3x 7.6x
09/30/08 $30.13 $31.65
7.6x 7.9x

21 CONFIDENTIAL | PRELIMINARY ANALYSIS B. Leveraged Buyout

CONFIDENTIAL | PRELIMINARY ANALYSIS
D
R
A
F
T
Summary Observations
Credit markets have tightened over the last 4 weeks
Current funded leverage levels have contracted
Leverage multiples for deals to be funded in the future remain relatively unchanged; however, interest rate spreads have widened
Revised estimates of the cost of financing are reflected below
CS has analyzed 2 cases with respect to a potential LBO:
Management Case
Estimated Consortium Case
CS / Management Case (7.0x leverage) Assumed Consortium Case (6.5x leverage)
Tranche Original Revised Original
(1)
Revised
(2)
Term Loan L + 225 L + 250 L + 250 L + 250
Sr. Unsecurred Notes 9.00% 9.50% 8.25% 9.50%
Sr. Toggle Notes 9.75% 10.25% 8.75% NA
Sr. Subordinated Notes 10.25% 10.75% 10.00% 11.00%
Holdco PIK 12.50% 13.50% NA NA
(1) Received from management.
(2) Received from the consortium.

CONFIDENTIAL | PRELIMINARY ANALYSIS
D
R
A
F
T
Preliminary LBO Analysis:
Management Case (7.0x Leverage @ $34)
Sources and Uses
Financial Summary
Source: Management estimates provided to CS on May 25 and July 6, 2006.
(1) Annual stock option expense of approximately $17 – $20 million added back during forecast period.
($ in millions)
LTM Projected Fiscal Year Ending September 30,
09/30/06 2007 2008 2009 2010 2011
Revenues $11,599 $12,222 $12,904 $13,624 $14,378 $15,162
% Growth --   5.4% 5.6% 5.6% 5.5% 5.5%
EBITDA
(1)
$973 $1,034 $1,112 $1,184 $1,262 $1,334
% Margin 8.4% 8.5% 8.6% 8.7% 8.8% 8.8%
Balance Sheet Summary
Cash $44 $44 $44 $44 $44 $44
Bank Debt $3,127 $3,052 $2,924 $2,824 $2,634 $2,394
Total Debt $6,735 $6,693 $6,603 $6,546 $6,405 $6,219
Cumulative Debt Paid Down 0.6% 2.0% 2.8% 4.9% 7.7%
Credit Statistics Summary
Senior Debt / EBITDA 3.2x 3.0x 2.6x 2.4x 2.1x 1.8x
Total Debt / EBITDA 6.9x 6.5x 5.9x 5.5x 5.1x 4.7x
EBITDA / Int. Exp. 1.6x 1.8x 1.9x 2.1x 2.2x 2.4x
($ in millions)
Spread / x of LTM
Sources Amount % Int. Rate Adj. EBITDA Uses Amount %
Excess Cash $0.0 0% – 0.00x Equity Purchase Price @ $34 per Share $6,270.8 73%
Term Loan B $3,126.8 37% 2.50% 3.25x Refinance Term Loan B 1,592.0 19%
A/R Securitization Facility 225.0 3% 1.00% 0.23x Rollover A/R Securitization Facility 225.0 3%
5.0% Notes due 2012 250.0 3% 5.00% 0.26x Rollover 5.00% Notes 250.0 3%
Senior Unsecured Notes 841.8 10% 9.50% 0.88x Est. Prepayment Penalties 8.9 0%
Senior Toggle Notes 841.8 10% 10.25% 0.88x Transaction Expenses 200.0 2%
Senior Subordinated Notes 1,202.6 14% 10.75% 1.25x
Holdco PIK 246.6 3% 13.50% 0.26x
Total Debt $6,734.5 79% – 7.00x
Sponsors' Equity 1,812.1 21% – –
Total Sources $8,546.6 100%
– –
Total Uses $8,546.6 100%
Note: Leverage multiple based on 6/30/06E LTM adjusted EBITDA of $962.1 million (per management estimates).

Exit Multiple of EBITDA

Exit Multiple of EBITDA

Exit Multiple of EBITDA

Exit Multiple of EBITDA

CREDIT SUISSE

CONFIDENTIAL | PRELIMINARY ANALYSIS
D
R
A
F
T
No Management Promote
Note: Assume 5-year return and leverage of 6.49x LTM 6/30/06 EBITDA.
Promote structured as options with roughly 70% bought at the time of transaction based on the current equity value, and the remaining 30% bought throughout the investment period at 1.5x the initial equity value.
Illustrative LBO Return Sensitivity Analysis:
Management Case – Purchase Price vs. Exit Multiple
5% Management Promote
10% Management Promote 17.5% Management Promote
Assumes Consortium Leverage of 6.49x LTM 6/30/06 EBITDA
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.3x 8.3x 8.5x 8.7x
7.5x 17.0% 16.5% 14.5% 12.8%
8.0x 20.2% 19.7% 17.7% 15.9%
8.5x 23.1% 22.6% 20.6% 18.7%
9.0x
25.8% 25.3% 23.2% 21.3%
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.3x 8.3x 8.5x 8.7x
7.5x 16.4% 15.9% 14.1% 12.4%
8.0x 19.6% 19.1% 17.1% 15.4%
8.5x 22.4% 21.9% 19.9% 18.1%
9.0x
25.0% 24.5% 22.5% 20.7%
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.3x 8.3x 8.5x 8.7x
7.5x 15.9% 15.4% 13.6% 12.0%
8.0x 19.0% 18.5% 16.6% 14.9%
8.5x 21.8% 21.3% 19.3% 17.6%
9.0x
24.3% 23.8% 21.8% 20.0%
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.3x 8.3x 8.5x 8.7x
7.5x 15.2% 14.8% 13.0% 11.5%
8.0x 18.2% 17.7% 15.9% 14.3%
8.5x 20.9% 20.4% 18.5% 16.8%
9.0x
23.3% 22.8% 20.9% 19.2%

CONFIDENTIAL | PRELIMINARY ANALYSIS
D
R
A
F
T
No Management Promote
Illustrative LBO Return Sensitivity Analysis:
Management Case – Purchase Price vs. Exit Multiple
5% Management Promote
10% Management Promote 17.5% Management Promote
Assumes CS Leverage of 7.0x LTM 6/30/06 EBITDA
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.3x 8.3x 8.5x 8.7x
7.5x 19.3% 18.7% 16.1% 13.9%
8.0x 23.2% 22.5% 19.9% 17.6%
8.5x 26.7% 26.0% 23.3% 20.9%
9.0x
29.8% 29.1% 26.3% 23.9%
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.3x 8.3x 8.5x 8.7x
7.5x 18.7% 18.1% 15.6% 13.5%
8.0x 22.5% 21.8% 19.3% 17.1%
8.5x 25.9% 25.2% 22.6% 20.3%
9.0x
29.0% 28.2% 25.5% 23.2%
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.3x 8.3x 8.5x 8.7x
7.5x 18.2% 17.5% 15.1% 13.1%
8.0x 21.9% 21.2% 18.7% 16.5%
8.5x 25.2% 24.5% 21.9% 19.7%
9.0x
28.1% 27.4% 24.8% 22.5%
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.3x 8.3x 8.5x 8.7x
7.5x 17.4% 16.8% 14.5% 12.5%
8.0x 20.9% 20.3% 17.9% 15.8%
8.5x 24.1% 23.5% 21.0% 18.8%
9.0x
27.0% 26.3% 23.8% 21.6%
Note: Assume 5-year return and leverage of 7.0x LTM 6/30/06 EBITDA.
Promote structured as options with roughly 70% bought at the time of transaction based on the current equity value, and the remaining 30% bought throughout the investment period at 1.5x the initial equity value.

CONFIDENTIAL | PRELIMINARY ANALYSIS
D
R
A
F
T
Illustrative LBO Return Sensitivity Analysis:
Est. Consortium Case – Purchase Price vs. Exit Multiple
No Management Promote 5% Management Promote
10% Management Promote 17.5% Management Promote
Assumes Consortium Leverage of 6.49x LTM 6/30/06 EBITDA
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.2x 8.3x 8.5x 8.6x
7.5x 12.4% 11.9% 10.1% 8.4%
8.0x 15.8% 15.3% 13.5% 11.8%
8.5x 18.9% 18.4% 16.5% 14.7%
9.0x
21.7% 21.2% 19.2% 17.4%
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.2x 8.3x 8.5x 8.6x
7.5x 11.9% 11.5% 9.7% 8.1%
8.0x 15.3% 14.8% 13.0% 11.4%
8.5x 18.3% 17.8% 15.9% 14.2%
9.0x
21.0% 20.5% 18.6% 16.9%
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.2x 8.3x 8.5x 8.6x
7.5x 11.5% 11.1% 9.4% 7.9%
8.0x 14.8% 14.3% 12.6% 11.0%
8.5x 17.7% 17.2% 15.4% 13.8%
9.0x
20.4% 19.9% 18.0% 16.3%
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.2x 8.3x 8.5x 8.6x
7.5x 11.0% 10.6% 9.0% 7.5%
8.0x 14.1% 13.7% 12.0% 10.5%
8.5x 16.9% 16.5% 14.7% 13.1%
9.0x
19.5% 19.0% 17.2% 15.6%
Note: Assume 5-year return and leverage of 6.49x LTM 6/30/06 EBITDA.
Promote structured as options with roughly 70% bought at the time of transaction based on the current equity value, and the remaining 30% bought throughout the investment period at 1.5x the initial equity value.

CONFIDENTIAL | PRELIMINARY ANALYSIS
D
R
A
F
T
Illustrative LBO Return Sensitivity Analysis:
Est. Consortium Case – Purchase Price vs. Exit Multiple
No Management Promote 5% Management Promote
10% Management Promote 17.5% Management Promote
Assumes CS Leverage of 7.0x LTM 6/30/06 EBITDA
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.2x 8.3x 8.5x 8.6x
7.5x 13.9% 13.3% 10.9% 8.8%
8.0x 18.1% 17.5% 15.0% 12.9%
8.5x 21.8% 21.1% 18.6% 16.4%
9.0x
25.1% 24.4% 21.8% 19.6%
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.2x 8.3x 8.5x 8.6x
7.5x 13.4% 12.8% 10.5% 8.5%
8.0x 17.5% 16.9% 14.5% 12.4%
8.5x 21.1% 20.5% 18.0% 15.9%
9.0x
24.3% 23.7% 21.1% 18.9%
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.2x 8.3x 8.5x 8.6x
7.5x 13.0% 12.4% 10.2% 8.2%
8.0x 17.0% 16.3% 14.0% 12.0%
8.5x 20.5% 19.8% 17.4% 15.3%
9.0x
23.6% 22.9% 20.5% 18.3%
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.2x 8.3x 8.5x 8.6x
7.5x 12.4% 11.8% 9.7% 7.9%
8.0x 16.2% 15.6% 13.4% 11.4%
8.5x 19.6% 18.9% 16.6% 14.6%
9.0x
22.6% 21.9% 19.6% 17.5%
Note: Assume 5-year return and leverage of 7.0x LTM 6/30/06 EBITDA.
Promote structured as options with roughly 70% bought at the time of transaction based on the current equity value, and the remaining 30% bought throughout the investment period at 1.5x the initial equity value.

CONFIDENTIAL | PRELIMINARY ANALYSIS
D
R
A
F
T
Leverage levels
Management promote
Reduce size of promote
Increase performance-based component
Target IRRs
Assumed exit multiple
Key Drivers of Value in LBO

29 CONFIDENTIAL | PRELIMINARY ANALYSIS Appendix

30 CONFIDENTIAL | PRELIMINARY ANALYSIS A. Supplemental LBO Materials

CONFIDENTIAL | PRELIMINARY ANALYSIS
D
R
A
F
T
Financial Summary
Sources and Uses
Preliminary LBO Analysis:
Est. Consortium Case (6.49x Leverage @ $32.75)
Source: Represents Consortium LBO with annual estimated revenue growth of 5.0% and EBITDA margin of 8.4%.
($ in millions)
LTM Projected Fiscal Year Ending September 30,
09/30/06 2007 2008 2009 2010 2011
Revenues $11,552 $12,130 $12,736 $13,373 $14,042 $14,744
% Growth --   5.0% 5.0% 5.0% 5.0% 5.0%
EBITDA $973 $1,022 $1,073 $1,126 $1,183 $1,242
% Margin 8.4% 8.4% 8.4% 8.4% 8.4% 8.4%
Balance Sheet Summary
Cash $44 $44 $44 $44 $44 $44
Bank Debt $3,594 $3,510 $3,390 $3,312 $3,161 $2,971
Total Debt $6,194 $6,110 $5,990 $5,912 $5,761 $5,571
Cumulative Debt Paid Down 1.4% 3.3% 4.6% 7.0% 10.1%
Credit Statistics Summary
Senior Debt / EBITDA 3.7x 3.4x 3.2x 2.9x 2.7x 2.4x
Total Debt / EBITDA 6.4x 6.0x 5.6x 5.2x 4.9x 4.5x
EBITDA / Int. Exp. 1.8x 1.9x 2.0x 2.2x 2.3x 2.5x
($ in millions)
Spread / x of LTM
Sources Amount % Int. Rate Adj. EBITDA Uses Amount %
Excess Cash $0.0 0% – 0.0x Equity Purchase Price $6,031.0 72%
Term Loan B $3,615.0 43% 2.50% 3.8x Refinance Term Loan B 1,574.0 19%
5.0% Notes due 2012 250.0
3%
5.00% 0.3x Refinance 5.0% Notes due 2012 250.0
3%
Senior Unsecured Notes 1,670.0 20% 9.50% 1.7x Refinance A/R Securitization Facility 225.0 3%
Senior Subordinated Notes 480.0 6% 11.00% 0.5x Est. Prepayment Penalties 16.0 0%
A/R Securitization Facility 225.0 3% 1.00% 0.2x Transaction Expenses 258.0 3%
Total Debt $6,240.0 75% – 6.5x
Management's Contribution
(1)
317.1 4% – –
Sponsors' Equity 1,796.9 22% – –
Total Equity 2,114.0 25%
Total Sources $8,354.0 100% – – Total Uses $8,354.0 100%
Note:Leverage  multiple  based on  6/30/06E  LTM  adjusted EBITDA of $962.1 million (per  management estimates).
(1) Excludes management's promote.

Total Leverage

Total Leverage

Total Leverage

Total Leverage

CREDIT SUISSE

CONFIDENTIAL | PRELIMINARY ANALYSIS
D
R
A
F
T
Note: Assume 5-year return and LTM exit multiple of 8.5x FY11E EBITDA.
Assumes current consortium leverage based on 6.49x 6/30 LTM EBITDA.
Promote structured as options with roughly 70% bought at the time of transaction based on the current equity value, and the remaining 30% bought throughout the investment period at 1.5x the beginning equity value.
Illustrative LBO Return Sensitivity Analysis:
Est. Consortium Case – Purchase Price vs. Leverage
No Management Promote 5% Management Promote
10% Management Promote 17.5% Management Promote
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.2x 8.3x 8.5x 8.6x
6.25x 17.9% 17.5% 15.7% 14.2%
6.49x 18.9% 18.4% 16.5% 14.7%
6.75x 20.3% 19.7% 17.5% 15.5%
7.00x
21.8% 21.1% 18.6% 16.4%
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.2x 8.3x 8.5x 8.6x
6.25x 17.3% 16.9% 15.2% 13.7%
6.49x 18.3% 17.8% 15.9% 14.2%
6.75x 19.6% 19.0% 16.9% 15.0%
7.00x
21.1% 20.5% 18.0% 15.9%
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.2x 8.3x 8.5x 8.6x
6.25x 16.8% 16.4% 14.7% 13.2%
6.49x 17.7% 17.2% 15.4% 13.8%
6.75x 19.0% 18.4% 16.4% 14.5%
7.00x
20.5% 19.8% 17.4% 15.3%
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.2x 8.3x 8.5x 8.6x
6.25x 16.0% 15.6% 14.1% 12.6%
6.49x 16.9% 16.5% 14.7% 13.1%
6.75x 18.1% 17.6% 15.6% 13.8%
7.00x
19.6% 18.9% 16.6% 14.6%

CONFIDENTIAL | PRELIMINARY ANALYSIS
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Note: Assume 5-year return and LTM exit multiple of 8.5x FY11E EBITDA.
Assumes current consortium leverage based on 6.49x 6/30 LTM EBITDA.
Promote structured as options with roughly 70% bought at the time of transaction based on the current equity value, and the remaining 30% bought throughout the investment period at 1.5x the beginning equity value.
Illustrative LBO Return Sensitivity Analysis:
Management Case – Purchase Price vs. Leverage
No Management Promote 5% Management Promote
10% Management Promote 17.5% Management Promote
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.3x 8.3x 8.5x 8.7x
6.25x 21.2% 20.7% 18.9% 17.3%
6.49x 22.4% 21.9% 19.9% 18.1%
6.75x 24.1% 23.5% 21.2% 19.2%
7.00x
25.9% 25.2% 22.6% 20.3%
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.3x 8.3x 8.5x 8.7x
6.25x 21.9% 21.4% 19.6% 17.9%
6.49x 23.1% 22.6% 20.6% 18.7%
6.75x 24.9% 24.2% 21.9% 19.8%
7.00x
26.7% 26.0% 23.3% 20.9%
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.3x 8.3x 8.5x 8.7x
6.25x 20.6% 20.1% 18.4% 16.8%
6.49x 21.8% 21.3% 19.3% 17.6%
6.75x 23.4% 22.8% 20.6% 18.6%
7.00x
25.2% 24.5% 21.9% 19.7%
Premium to Pre-Bid
16.5% 17.4% 21.0% 24.5%
Implied Offer Price  $32.75 $33.00 $34.00 $35.00
Entry '06E EBITDA x
8.3x 8.3x 8.5x 8.7x
6.25x 19.7% 19.2% 17.6% 16.1%
6.49x 20.9% 20.4% 18.5% 16.8%
6.75x 22.4% 21.9% 19.7% 17.8%
7.00x
24.1% 23.5% 21.0% 18.8%

34 CONFIDENTIAL | PRELIMINARY ANALYSIS B. Supplemental Materials

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Management Financial Summary
($ in millions)
Historical Projected CAGR
FYE 9/30, 2001 2002 2003 2004 2005 2006E 2007E 2008E 2009E 2010E 2011E '01A–'05A '05A–'11E
Revenue
FSS–United States $4,816 $5,625 $6,545 $6,879 $7,129 $7,456 $7,925 $8,375 $8,853 $9,349 $9,862 10.3% 5.6%
% Growth 9.3% 16.8% 16.4% 5.1% 3.6% 4.6% 6.3% 5.7% 5.7% 5.6% 5.5%
FSS–International $1,109 $1,201 $1,424 $1,830 $2,280 $2,513 $2,584 $2,739 $2,901 $3,074 $3,258 19.7% 6.1%
% Growth 10.7% 8.2% 18.6% 28.6% 24.6% 10.2% 2.8% 6.0% 5.9% 6.0% 6.0%
AUCA $1,434 $1,439 $1,479 $1,483 $1,554 $1,630 $1,713 $1,790 $1,870 $1,954 $2,042 2.0% 4.7%
% Growth 0.6% 0.3% 2.8% 0.3% 4.8% 4.9% 5.1% 4.5% 4.5% 4.5% 4.5%
Total Revenue $7,359 $8,264 $9,448 $10,192 $10,963 $11,599 $12,222 $12,904 $13,624 $14,378 $15,162 10.5% 5.6%
% Growth 7.7% 12.3% 14.3% 7.9% 7.6% 5.8% 5.4% 5.6% 5.6% 5.5% 5.5%
% Organic Growth 5.1% 1.7% 2.6% 5.7% 4.0% 5.8% 5.4% 5.6% 5.6% 5.5% 5.5% 3.5% 5.6%
EBITDA
FSS–United States $393 $469 $559 $562 $597 $625 $679 $728 $773 $825 $873 11.0% 6.6%
% Margin 8.2% 8.3% 8.5% 8.2% 8.4% 8.4% 8.6% 8.7% 8.7% 8.8% 8.9%
FSS–International $59 $67 $86 $104 $128 $158 $170 $183 $195 $208 $222 21.3% 9.6%
% Margin 5.3% 5.6% 6.1% 5.7% 5.6% 6.3% 6.6% 6.7% 6.7% 6.8% 6.8%
AUCA $202 $205 $204 $206 $213 $218 $231 $250 $268 $283 $297 1.4% 5.7%
% Margin 14.1% 14.2% 13.8% 13.9% 13.7% 13.4% 13.5% 14.0% 14.3% 14.5% 14.5%
Corporate ($24) ($30) ($40) ($40) ($37) ($60) ($63) ($67) ($71) ($74) ($79) 11.8% 13.5%
Avg. Margins
Total EBITDA $630 $710 $809 $833 $900 $940 $1,017 $1,094 $1,165 $1,242 $1,313 9.4% 6.5%
'01A–'05A '05A–'11E
% Margin 8.6% 8.6% 8.6% 8.2% 8.2% 8.1% 8.3% 8.5% 8.5% 8.6% 8.7%
8.4% 8.4%
Diluted EPS
(2)
$1.00 $1.25 $1.34 $1.36 $1.53 $1.55 $1.78 $2.06 $2.35 $2.63 $2.94 9.1% 13.7%
% Growth 15.1% 24.8% 7.2% 1.5% 12.5% 1.2% 14.7% 16.0% 14.1% 11.9% 11.8%
Capex
FSS–United States $96 $130 $174 $185 $168 $220 $222 $226 $239 $253 $267 15.0% 8.0%
% of Revenue 2.0% 2.3% 2.7% 2.7% 2.4% 3.0% 2.8% 2.7% 2.7% 2.7% 2.7%
FSS–International $29 $22 $35 $43 $63 $46 $55 $58 $62 $65 $69 21.4% 1.5%
% of Revenue 2.6% 1.9% 2.5% 2.4% 2.8% 1.8% 2.1% 2.1% 2.1% 2.1% 2.1%
AUCA $79 $71 $94 $101 $95 $88 $94 $98 $103 $108 $113 4.6% 3.0%
% of Revenue 5.5% 4.9% 6.4% 6.8% 6.1% 5.4% 5.5% 5.5% 5.5% 5.5% 5.5%
Asset Disposal
– – – –
($31) ($38) ($30) ($31) ($33) ($35) ($36)
Total Capex
(3)
$204 $223 $303 $330 $295 $316 $341 $351 $436 $409 $416 9.6% 5.9%
% of Revenue 2.8% 2.7% 3.2% 3.2% 2.7% 2.7% 2.8% 2.7% 3.2% 2.8% 2.7%
Revenue Mix
FSS–United States
65.4% 68.1% 69.3% 67.5% 65.0% 64.3% 64.8% 64.9% 65.0% 65.0% 65.0%
FSS–International
15.1% 14.5% 15.1% 18.0% 20.8% 21.7% 21.1% 21.2% 21.3% 21.4% 21.5%
AUCA 19.5% 17.4% 15.7% 14.5% 14.2% 14.0% 14.0% 13.9% 13.7% 13.6% 13.5%
Source: Management estimates provided to CS on May 25 and June 6, 2006.
(1) Includes $22 million of 2006E corporate overhead comprised of non-cash FAS 123 and RSU expenses.
(2) EPS reflects downward revision per management guidance.
(3) Excludes$20 million of annual capex foracquisitions during the projected period; includesSeamlessWeb earnout.
(1)

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Preliminary Selected Companies Analysis
($ in millions, except per share values)
EV / EBITDA
P/E
(1)
Share Price as of 2006E 2007E 2006E 2007E
Last Last Last Last Last
Company Meeting Today % Change Meeting Today Meeting Today Meeting Today Meeting Today
Arrow (Current)
$32.57
(1.1%) 8.5x 8.4x 7.9x 7.8x 20.1x 20.2x 17.8x 17.8x
Arrow (Offer) 32.75 2.3% 8.3x 8.5x 7.7x 7.8x 19.5x 20.3x 17.3x 17.9x
Arrow (Pre-Offer) 28.11 – 7.5x 7.5x 6.9x 6.9x 17.1x 17.1x 15.2x 15.2x
Food and Support Services
Autogrill $14.58 (1.7%) 7.9x 7.7x 7.4x 7.2x 20.3x 20.0x 18.1x 17.7x
Centerplate
(2) 13.50 1.5% 8.7x 8.9x 8.3x 8.8x NM NM NM NM
Compass 4.53 (2.7%) 9.1x 8.8x 8.6x 8.3x 22.7x 21.9x 16.9x 16.3x
Elior
(3) 13.74 – 7.9x 7.9x 7.4x 7.4x 15.1x 15.1x 13.5x 13.5x
Sodexho 48.01 5.1% 9.2x 9.3x 8.2x 8.6x 19.4x 20.2x 16.9x 17.4x
Mean 0.5% 8.5x 8.5x 8.0x 8.1x 19.4x 19.3x 16.3x 16.2x
Median (0.1%) 8.7x 8.8x 8.2x 8.3x 19.8x 20.1x 16.9x 16.8x
Uniform and Career Apparel
United States
Cintas $36.68 (7.6%) 9.7x 9.3x 8.9x 8.5x 19.7x 18.2x 17.3x 16.4x
G&K Services 32.70 (6.5%) 8.0x 7.6x 7.3x 6.9x 17.4x 16.2x 15.3x 14.3x
Unifirst 31.95 1.1% 6.8x 6.8x 6.2x 6.2x 16.0x 15.7x 13.7x 13.0x
International
Davis Service Group $8.37 0.8% 4.6x 4.6x 4.5x 4.5x 13.3x 13.3x 12.5x 12.5x
Rentokil 2.80 0.7% 7.4x 7.7x 7.0x 7.4x 14.2x 14.9x 13.0x 13.4x
Mean (2.3%) 7.3x 7.2x 6.8x 6.7x 16.1x 15.7x 14.4x 13.9x
Median 0.7% 7.4x 7.6x 7.0x 6.9x 16.0x 15.7x 13.7x 13.4x
Overall Mean (1.0%) 7.9x 7.9x 7.4x 7.4x 17.6x 17.3x 15.2x 14.9x
Overall Median 0.7% 7.9x 7.8x 7.4x 7.4x 17.4x 16.2x 15.3x 14.3x
Note: Last Meeting reflects share prices and valuation as of June 23, 2006; Today reflects share prices and valuation as of July 14, 2006.
(1) EPS estimates based on Investext equity research.
(2) Centerplate trades as an Income Deposit Security.
(3) As of January 11, 2006, the day before Robert Zolade announced that he was reviewing the possibility of opening his share capital to new investors. A cash tender was launched on March 27, 2006.
$39.71
$14.83
4.66
13.30
2.78
$8.30
45.70
13.74
34.98
31.60
28.11
32.00
$32.92

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Preliminary Selected Companies Analysis (cont’d)
($ in millions, except per share values)
EV / EBITDA
P/E
(1)
Share Price as of 2006E 2007E 2006E 2007E
Company Pre-bid Today % Change Pre-bid Today Pre-bid Today Pre-bid Today Pre-bid Today
Arrow (Current) $32.57 15.9% 7.5x 8.4x 7.0x 7.8x 17.1x 20.2x 15.2x 17.8x
Arrow (Offer)
32.75
2.3% 8.3x 8.5x 7.7x 7.8x 19.5x 20.3x 17.3x 17.9x
Arrow (Pre-Offer) 28.11 – 7.5x 7.5x 6.9x 6.9x 17.1x 17.1x 15.2x 15.2x
Food and Support Services
Autogrill $14.58 (10.3%) 8.4x 7.7x 7.9x 7.2x 22.1x 20.0x 19.7x 17.7x
Centerplate
(2) 13.50 3.4% 8.6x 8.9x 8.2x 8.8x NM NM NM NM
Compass 4.53 5.4% 8.5x 8.8x 8.1x 8.3x 21.0x 21.9x 15.6x 16.3x
Elior
(3) 13.74 – 7.9x 7.9x 7.4x 7.4x 15.1x 15.1x 13.5x 13.5x
Sodexho 48.01 (0.1%) 9.5x 9.3x 8.5x 8.6x 20.3x 20.2x 17.6x 17.4x
Mean (0.4%) 8.6x 8.5x 8.0x 8.1x 19.6x 19.3x 16.6x 16.2x
Median 1.6% 8.5x 8.8x 8.1x 8.3x 20.6x 20.1x 16.6x 16.8x
Uniform and Career Apparel
United States
Cintas $36.68 (12.6%) 10.3x 9.3x 9.3x 8.5x 20.8x 18.2x 18.3x 16.4x
G&K Services 32.70 (20.2%) 9.1x 7.6x 8.3x 6.9x 20.3x 16.2x 17.9x 14.3x
Unifirst
31.95
3.0% 6.7x 6.8x 6.1x 6.2x 15.7x 15.7x 13.5x 13.0x
International
Davis Service Group
$8.37
(1.8%) 4.7x 4.6x 4.6x 4.5x 13.6x 13.3x 12.8x 12.5x
Rentokil
2.80
(3.7%) 7.5x 7.7x 7.2x 7.4x 14.9x 14.9x 13.6x 13.4x
Mean (7.1%) 7.6x 7.2x 7.1x 6.7x 17.1x 15.7x 15.2x 13.9x
Median (3.7%) 7.5x 7.6x 7.2x 6.9x 15.7x 15.7x 13.6x 13.4x
Overall Mean (4.1%) 8.1x 7.9x 7.6x 7.4x 18.2x 17.3x 15.8x 14.9x
Overall Median (1.8%) 8.5x 7.8x 8.0x 7.4x 20.3x 16.2x 15.6x 14.3x
Note: Pre-bid reflects share prices and valuation as of April 28, 2006; Today reflects share prices and valuation as of July 14, 2006.
(1) EPS estimates based on Investext equity research.
(2) Centerplate trades as an Income Deposit Security.
(3) As of January 11, 2006, the day before Robert Zolade announced that he was reviewing the possibility of opening his share capital to new investors. A cash tender was launched on March 27, 2006.
2.90
$41.98
40.97
31.02
$8.52
13.06
4.30
13.74
48.05
$28.11
32.00
28.11
$16.26

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Preliminary Enterprise Value Adjustments
The enterprise value adjustments table below serves as the bridge between Arrow’s enterprise value and implied equity value
($ in millions)
Adjustment Value Description
(+) Excess Cash $0
All cash on balance sheet required for working capital per Company
(+) Cash Proceeds From Option Exercise 95 – 280
Proceeds received upon option exercise (dependant on stock price)
(–) SURP Liability (108) – (70)
Liability from RSU's held in plan
(–) Est. Funded Debt
(1)
(1,842)
Debt held on the balance sheet
(–) A/R Securitization Facility (205)
Average balance of facility throughout year
(–) Minority Interest (13)
Minority interest of consolidated JV's
Total Enterprise Value Adjustments ($2,072) – ($1,850)
Source: Management estimates and public filings.
(1) Estimated as of September 30, 2006.

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